                                                                    EXHIBIT 99.4


                           GENERAL SECURITY AGREEMENT
                           --------------------------

          This Agreement dated for reference May 7, 1998

executed by:

          MORROW WESTBEACH CANADA ULC (the "Debtor"), a Nova Scotia Company extraprovincially registered in British Colubmia under no. A46572 having a mailing address at 2100 - 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2;

in favour of:

          FOOTHILL CAPITAL CORPORATION, (the "Secured Party"), a California corporation having a mailing address at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California, 90025-3333;

witnesses that for valuable consideration the Debtor covenants and agrees with the Secured Party as follows:

1.        ORGANIZATION OF AGREEMENT; DEFINED TERMS

1.1 Organization of Agreement. This Agreement has been organized on the basis of the following sections:

          Section  Heading
          -------  -------
             1     Organization of Agreement; Defined Terms
             2     Secured Obligations
             3     Charged Property; Discharge Provisions
             4     Representations and Covenants
             5     Events of Default
             6     Rights, Remedies and Disclaimers
             7     Other Agreements
             8     Interpretation

1.2 Defined Terms. Unless the context otherwise requires the terms defined in Schedule A will have those defined meanings and the terms defined in the PPSA will have those defined meanings unless such terms are otherwise defined herein.

2.        SECURED OBLIGATIONS

2.1 General. The Charges created hereby secure payment, observance, performance and satisfaction of all present and future debts, liabilities and obligations of the Debtor to the Secured Party (including all Future Advances and re-Advances), whether direct or indirect, absolute or contingent, joint or several, matured or not, extended or renewed, wherever and
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                                      -2-


however incurred, of whatsoever nature or kind, whether or not provided for herein, and whether owed as principal, guarantor, indemnitor or otherwise, (collectively, the "Secured Obligations").

2.2 Continuing Security. The Charges created hereby are general and continuing security for the Secured Obligations and any ultimate unpaid balance thereof, including a current or running account, and the Secured Obligations may be reduced to zero from time to time without affecting the continuing nature of the Charges created hereby as security for Secured Obligations thereafter incurred. No payment, observance, performance or satisfaction of the Secured Obligations, nor any ceasing by the Debtor to be indebted or liable to the Secured Party, will be deemed to be a redemption or discharge of the Charges created hereby.

3.        CHARGED PROPERTY; DISCHARGE PROVISIONS

3.1 Grant. As security for the Secured Obligations, the Debtor grants to the Secured Party a Security Interest in, and grants, mortgages and charges to the Secured Party by way of a fixed and specific charge, and absolutely assigns to the Secured Party, all of the Debtor's present and after-acquired Personal Property and interests therein of every nature and kind and wherever situate, including all Goods (including Equipment and Inventory), Securities, Instruments, Chattel Paper, Documents of Title, Money and Intangibles.

3.2 Deferral. The Charged Property and the Charges created hereby are subject to the following:

     (a) with respect to each lease, licence, quota, permit or other agreement that the Debtor has an interest in and that requires the consent or approval of another party thereto for the creation of an assignment or Charge thereof or therein (each, a "Consent-Requiring Asset"), those of the Charges created hereby that require such consent or approval in order for such Charges to be effective will not become effective against such Consent-Requiring Asset until all such consents or approvals with respect thereto that are required for such Charges to be effective have been obtained or until such other assurances as may be acceptable to the Secured Party have been received, but notwithstanding such deferral the Debtor will not amend, terminate or dispose of its interest in such Consent-Requiring Asset (including by way of Charge) except as the Secured Party may direct; and

     (b) the assignment provided for in section 3.1(a) will not apply to, but the other security interests created hereby will apply to, all intellectual property now or hereafter included in the Charged Property.

3.3 Attachment. The Debtor acknowledges that Value has been given and that the parties have not agreed to postpone the time for attachment of the Charges created hereby except as provided in the preceding paragraph.

3.4       Discharge.   The Debtor will be entitled to a discharge of the Charges
created hereby upon the later of full payment, observance, performance and satisfaction of the Secured
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                                      -3-

Obligations (or the securing of the Secured Obligations to the satisfaction of the Secured Party) and receipt thereafter by the Secured Party of a written request from the Debtor for a discharge of this Agreement. No discharge will be effective unless it is in writing and is executed by the Secured Party.

4.        REPRESENTATIONS AND COVENANTS

4.1 General. The Debtor represents and warrants to the Secured Party that each statement made in this Agreement is true, complete and accurate. No investigation by the Secured Party will diminish its right to rely on such statements, all of which will survive until the Secured Party has discharged this Agreement. The Debtor will strictly observe and perform each of its agreements set out herein except to the extent that the Secured Party may from time to time, by prior written notice, consent otherwise or waive such compliance.

4.2 Authority to Charge. The Debtor has good right, full power and lawful authority to enter into this Agreement and to create the Charges provided for herein, and all necessary resolutions have been passed and all other necessary steps have been taken to authorize the execution and delivery of this Agreement and to make the Charges provided for herein effective.

4.3 Promise to Pay. The Debtor will pay, observe, perform and satisfy all of the Secured Obligations as and when the same are required to be paid, observed, performed and satisfied.

4.4 Title and Adverse Claims. All Charged Property is legally and beneficially owned by the Debtor except as disclosed in Schedule B. The Debtor will defend the Charged Property for the benefit of the Secured Party against the claims and demands of all Persons. The Debtor will immediately notify the Secured Party of any claim or litigation affecting the Debtor or any of the Charged Property.

4.5 Charges. All of the Charged Property is free and clear of all Charges other than the Charges created hereby except as disclosed in Schedule B. The Debtor will not create, assume or permit the existence of any Charge affecting any of the Charged Property except the Debtor may create and permit (but the Secured Party does not grant priority to) the following Charges (collectively, "Permitted Charges"):

     (a) Charges in favour of the Secured Party or disclosed in Schedule B or approved in writing by the Secured Party prior to their creation or assumption; and

     (b) Purchase Money Security Interests in Goods acquired for the purpose of carrying on the Debtor's business, provided the Debtor immediately gives notice of the Purchase Money Security Interest to the Secured Party.

Without limiting the above prohibition the Debtor will, upon written request by the Secured Party, immediately pay all obligations, whether or not due, under all Charges prohibited hereby and will cause the same to be discharged immediately. With respect to Permitted Charges, the Debtor will
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                                      -4-

pay all moneys payable thereunder when due and will promptly observe and perform all of its other obligations thereunder.

4.6 Dispositions. The Debtor will not sell, lease, assign, release, surrender or otherwise dispose of or part with possession of Charged Property or agree to do so except the Debtor may, in the ordinary course of the Debtor's business, and provided there is not an existing Event of Default nor an event which might become an Event of Default with the passage of time or the giving of notice or both:

     (a) process, sell, lease and otherwise for New Value deal with its Inventory; and

     (b)  pay its creditors.

4.7 Jurisdictions and Locations. The Debtor has its chief executive office in British Columbia and will not allow its chief executive office to be in any other jurisdiction except upon 15 days' prior written notice to the Secured Party. All of the Charged Property and all of the Debtor's places of business are, and for the past 60 days have been, situate in British Columbia or in any other jurisdictions disclosed in Schedule B. The Debtor will keep all Charged Property at, or in the case of Mobile Goods will keep such Goods based at, the locations disclosed in Schedule B or at any other locations, within British Columbia or any other jurisdictions disclosed in Schedule B, that the Debtor may hereafter give the Secured Party prior notice of, and the Debtor will maintain places of business at those locations only. The Debtor will not permit Mobile Goods to be based in any jurisdiction other than British Columbia and any other jurisdictions disclosed in Schedule B.

4.8 Taxes. The Debtor will pay when due all taxes, rates, levies, assessments and other charges of every nature which may be imposed against or in respect of the Debtor or any of the Charged Property, provided that the Debtor may refrain from paying such charges if and for so long as the Debtor diligently and in good faith contests the charges and gives to the Secured Party such security as the Secured Party may in its absolute discretion require.

4.9       Insurance.  With respect to insurance:

     (a) the Debtor will keep all of the Charged Property that is of an insurable nature insured for full replacement value against loss or damage by fire (with extended perils coverage), theft, other risks as are customarily insured against for similar property, and such other risks as the Secured Party may reasonably require;

     (b) all such insurance will be with insurers acceptable to the Secured Party, and will contain a standard mortgage clause in favour of the Secured Party as its interest may appear in a form approved by the Insurance Bureau of Canada;

     (c) the Debtor assigns to the Secured Party the proceeds of all insurance required hereby and upon request will do everything necessary to enable the Secured Party to obtain the insurance proceeds, and if any such proceeds are or become payable the Secured Party may apply the same on account of the Secured Obligations, whether or not then due, and the Debtor waives any statutory right to request or require the insurance proceeds to be applied in any particular manner;

     (d) the Debtor will maintain public liability insurance in amounts and with insurers acceptable to the Secured Party and, if the Secured Party requests, with the Secured Party as an additional insured;

     (e) the Debtor will pay when due all premiums in connection with all insurance required hereby, and will provide to the Secured Party insurance certificates evidencing all such insurance and certified copies of the applicable policies, and will provide the Secured Party with evidence of renewal or replacement insurance at least 10 days before any policy expires or is terminated; and

     (f) if any insurance obtained is unacceptable to the Secured Party, the Secured Party may require the Debtor obtain new insurance approved by the Secured Party.

4.10 Maintenance, Damage and Use. The Debtor will keep all of the Charged Property in good condition and repair, and will make all repairs requested by the Secured Party. The Debtor will give the Secured Party immediate written notice of any loss or destruction of or substantial damage to any of the Charged Property. The Debtor will not permit any of the Charged Property to be used in violation of any present or future insurance policy. The Mortgagor will comply with all present and future laws, by-laws, rules, regulations, ordinances, orders and directions of any governmental, municipal or civic authority or agency with respect to the Charged Property.

4.11 Serial Numbered Goods. The type, make (or manufacturer), model and Serial Number of each Motor Vehicle, Trailer, Manufactured Home, Boat, outboard motor and Aircraft included in the Charged Property and which is not Inventory is set out in Schedule B. Upon the Debtor's acquisition of rights in additional Serial Numbered Goods which are not Inventory, or upon repossession by or return to the Debtor of any such Goods, the Debtor will immediately give written notice to the Secured Party of full particulars of the same.

4.12 Fixtures, Accessions and Commingled Goods. None of the Charged Property is nor will the Debtor permit any material Charged Property to become:

     (a) a Fixture unless the Fixture is described in Schedule B so that it can be readily identified and is affixed or attached to real property described in Schedule B; or

     (b) an Accession to or part of other property unless the other property is Charged Property owned by the Debtor free and clear of all Charges other than those in favour of the Secured Party.

4.13 Consent-Requiring Assets. The Debtor has obtained every consent and approval required with respect to each material Consent-Requiring Asset in which the Debtor has an
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                                      -6-

interest, and upon acquiring an interest in any other material Consent-Requiring Asset the Debtor will immediately use best efforts to obtain all consents and approvals required for such asset to be subject to the Charges created hereby.

4.14 Intangibles, Instruments and Chattel Paper. With respect to all Intangibles (including Receivables and contracts), Instruments and Chattel Paper included in the Charged Property:

     (a) all such Charged Property is enforceable against the party obligated to pay or otherwise perform thereunder, and no such third party has any defence, set-off, claim or counterclaim against the Debtor which can be asserted against the Secured Party, and no such party is in default or involved in a dispute thereunder, and the Debtor will give the Secured Party immediate written notice of any such unenforceability, defence, set-off, claim, counterclaim, default or dispute that may be material;

     (b) the Debtor will observe and perform all of the obligations imposed upon the Debtor by or in respect of such Charged Property that is a material asset and will maintain the same in good standing; and

     (c) the Debtor will not, except in good faith in the ordinary course of business, collect or accept any payment in respect of any such Charged Property, amend, terminate or accept the surrender of any such Charged Property, or give any consent, concession or waiver in connection with or exercise any option permitted by any provision of any such Charged Property.

4.15 Negotiable Property. Upon request from time to time the Debtor will immediately deliver to the Secured Party all Chattel Paper, Securities, Instruments, and Documents of Title included in the Charged Property, and where applicable will duly endorse the same for transfer in blank as the Secured Party may direct.

4.16 Legal and Trade Names. Each name of the Debtor (including its name in any French or combined English-French form) is set out on the first page hereof, and the Debtor has not had, used, or carried on business under, and will not at any time have, use or carry on business under, any other name (including any French or combined English-French form) except as disclosed in Schedule B or upon giving 15 days' prior written notice to the Secured Party.

4.17 Conduct of Business and Records. The Debtor will conduct its business in a proper and efficient manner so as to protect and preserve the Charged Property. The Debtor will keep complete and accurate records of the Charged Property as well as proper books of account for its business.

4.18 Information and Inspection. The Debtor will from time to time immediately deliver to the Secured Party all information requested by the Secured Party relating to Charged Property and the Debtor's financial or business affairs. The Secured Party may from time to time inspect
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                                      -7-

Charged Property and Books and Records wherever located and for that purpose the Secured Party will have access without charge to the Debtor's places of business, and to all other places where Charged Property is or may be kept, and to all mechanical or electronic equipment and processes where any Charged Property or Books and Records may be kept or from which any of the same may be retrieved, and the Debtor will render all necessary assistance. The Debtor authorizes any Person holding any Books and Records to make the same available in a readable form to the Secured Party upon request by the Secured Party.

4.19 Amalgamations. The Debtor will not permit any corporation to wind-up into or amalgamate or enter into a similar arrangement with the Debtor.

4.20 Further Assurances. Upon the Secured Party's request from time to time the Debtor will execute and deliver such further documents (including registrable fixed and specific Charges on such of the Charged Property as the Secured Party may request) and do such other acts as the Secured Party requires in order to give effect to the intent of this Agreement or to confirm, create, perfect or maintain perfection of the Charges provided for herein.

4.21 Charges and Expenses. The Debtor will pay on demand, whether or not any Advance is made, all charges and expenses, including legal costs on a solicitor and his own client basis, which may be incurred or charged by or on behalf of the Secured Party or any Receiver in connection with:

     (a) preparing, negotiating, interpreting, amending, registering, renewing or discharging this Agreement or any related registration;

     (b)  establishing or confirming the priority of the Charges created hereby;

     (c) complying with a demand by any Person purporting to be entitled under the PPSA to a copy of this Agreement or any related information; and

     (d) exercising and enforcing rights, remedies and powers under this Agreement or otherwise in relation to any of the Secured Obligations (including correcting any non-compliance by the Debtor, and inspecting, preserving, maintaining, repairing, completing, repossessing, preparing for disposition, disposing of, collecting payments under, borrowing on the security of, and otherwise realizing on the Charged Property, and carrying on the Debtor's business, and taking proceedings in relation to this Agreement or by reason of non-payment of or to procure payment of any of the Secured Obligations).

The Debtor will on demand pay interest on all such amounts at the highest rate then applicable to any of the Secured Obligations.

4.22 Liability for Deficiency. If the amounts realized pursuant hereto are insufficient to pay the Secured Obligations in full, the Debtor will immediately pay the deficiency to the Secured Party.
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                                      -8-

5.        EVENTS OF DEFAULT

5.1 General. The occurrence of any of the following events will constitute an Event of Default:

     (a) the Debtor fails to observe or perform any material covenant, agreement, condition or obligation in favour of the Secured Party, whether or not herein contained, including a failure to pay any of the Secured Obligations when due, and such failure (if curable) is not remedied within 10 days after notice;

     (b) any material representation, warranty or statement made by or on behalf of the Debtor or any officer or director thereof to the Secured Party, whether or not herein contained, proves to have been materially incorrect as of the date made;

     (c) the Debtor is in default under any other document in favour of the Secured Party or any other material creditor or is in default under any other material Charge on any material part of the Charged Property;

     (d) if the Debtor is corporation there is a direct or indirect change in effective control of the Debtor;

     (e) the holder of any material Charge on or material claim against any material Charged Property does anything to enforce or realize on such Charge or claim, or any material execution, sequestration, or other process becomes enforceable against the Debtor, or a material distress, seizure or similar process is levied upon or exercised against any material Charged Property, and such event is not immediately contested by the Debtor and in any event stayed, quashed or rescinded within 30 days;

     (f) any material Charged Property is lost, destroyed or substantially damaged without being insured as required hereby;

     (g) the Debtor ceases or threatens to cease to carry on its business or any material part thereof, or commits or threatens to commit an act of bankruptcy;

     (h) a receiver, receiver manager, trustee or similar official of any Charged Property is appointed;

     (i) the Debtor becomes insolvent or files a proposal, a notice of intention to file a proposal, or an assignment for the benefit of creditors under applicable bankruptcy or similar legislation, or a petition is filed, an order is made, a resolution is passed, or any other step is taken for the bankruptcy, liquidation, dissolution, winding-up or reorganization of the Debtor or for any arrangement or composition of its debts; or

     (j) the Secured Party believes in good faith and upon commercially reasonable grounds that the prospect of payment or performance of any of the Secured Obligations is or is about to be impaired or that Charged Property is or is about to be placed in jeopardy.

6.        RIGHTS, REMEDIES AND DISCLAIMERS

6.1 Correct Non-Compliance. If the Debtor fails to perform any of its obligations hereunder or fails upon request to give the Secured Party proof thereof, the Secured Party may (but will not be obligated to) perform any or all of such obligations or cause them to be performed without prejudice to the other rights and remedies of the Secured Party.

6.2 Indulgences. The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges, refrain from perfecting or maintaining perfection of Charges, and otherwise deal with the Debtor, debtors of the Debtor, sureties and other Persons and with the Charged Property and other security, all as the Secured Party may see fit and without prejudice to the liability of the Debtor or the rights or remedies of the Secured Party.

6.3 Allocation of Payments and Increases. All payments made in respect of the Secured Obligations from time to time, and any monies realized from any security held therefor, may be applied to such parts of the Secured Obligations (whether or not then due) as the Secured Party may see fit or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, and the Secured Party may from time to time revoke or alter such application or holding, all without prejudice to the liability of the Debtor or the rights or remedies of the Secured Party. The Secured Party may also hold as additional security any increases or profits (including dividends) in respect of Charged Property.

6.4 Set-Off. The Secured Party may at any time set off any amounts owed to the Debtor by the Secured Party in any capacity against any or all of the Secured Obligations, whether or not then due and whether absolute or contingent.

6.5 Collections. The Secured Party may give notice of the Charges created hereby to any debtors or other Persons under any Receivables included in the Charged Property, and may direct such Persons to make payments thereunder to the Secured Party, and may demand and collect payments under, give receipts for, realize, sell, take proceedings to collect, and otherwise deal with such Charged Property, all in such manner, upon such terms and conditions, and at such times, after an Event of Default, as the Secured Party may consider advisable, and with or without notice to the Debtor.

6.6 Securities. If the Charged Property includes any Securities from time to time the Secured Party may, after an Event of Default, transfer any such Securities into its own name or the name of its nominee and exercise as to such Securities any of the rights and remedies of the owner or holder thereof, including the right to vote at any meeting at which the holder thereof is entitled to vote.

6.7 Demand and Acceleration. Upon the occurrence of an Event of Default the Secured Party may declare any or all of the Secured Obligations to be immediately due and payable.

6.8 Enforcement on Default. Upon the occurrence of an Event of Default the Charges created hereby will immediately become enforceable. To enforce the Charges created hereby the Secured Party may exercise any one or more of the following rights and remedies with respect to all or such of the Charged Property as the Secured Party considers appropriate:

     (a) appoint by instrument a Receiver with or without bond as the Secured Party may determine, and may from time to time remove such Receiver and appoint another in its place;

     (b)  immediately and without notice:

          (i) enter upon, occupy (and remain in occupation of until the realization is complete) and use any of the Debtor's places of business and any other premises where Charged Property is or may be kept, and take possession of, use, remove, preserve, protect, disable, maintain, repair and complete the Charged Property, all with power to exclude the Debtor and its agents and employees;

         (ii) enforce the observance and performance by others of their obligations and liabilities in respect of the Charged Property; and

        (iii) exercise any or all of the rights and remedies of the Debtor in respect of the Charged Property;

               all in the manner and to the extent the Secured Party may consider reasonable;

     (c) sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Charged Property, whether by public or private sale or lease or otherwise, in such manner, at such price, and on such terms and conditions (as to deferred payment and otherwise) as the Secured Party may consider reasonable; and

     (d) exercise any other rights and remedies hereunder and any other rights and remedies of a secured party or mortgagee under the PPSA, as amended or replaced from time to time, or otherwise at law or in equity.

6.9 Receiver. A Receiver appointed pursuant hereto will be the agent of the Debtor and not of the Secured Party. To the extent permitted by law or to such lesser extent permitted by its appointment the Receiver will have all of the rights, remedies and powers of the Secured Party hereunder and, in addition, will have power to carry on or concur in carrying on all or any part of the business of the Debtor. For these purposes the Receiver may from time to time borrow money and may secure such borrowings and related interest and costs by granting Charges and certificates on the Charged Property in priority to the Charges created hereby.

6.10 Proceeds of Disposition. Subject to applicable law and any Charges ranking in priority to the Charges created hereby, all amounts realized from Charged Property pursuant hereto will be applied as the Secured Party may see fit within the following constraints:

     (a) firstly, in or toward payment of all charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred or charged by the Secured Party or Receiver in connection with the exercise by the Secured Party or Receiver of the rights, remedies and powers granted pursuant hereto or otherwise, including the Receiver's remuneration and all amounts properly payable by the Receiver; and

     (b) secondly, in or toward payment to the Secured Party of the Secured Obligations.

6.11 Liability of Secured Party and Receiver. Neither the Secured Party nor any Receiver will be liable or accountable for any failure to exercise or for any delay in exercising any of its rights, remedies or powers; nor will the Secured Party or any Receiver be responsible for any debts contracted by it, for damages to Persons or property, or for salaries or non-fulfilment of contracts, during any period when it manages or otherwise deals with Charged Property; nor will the Secured Party be responsible for any misconduct, negligence or failure to act on the part of any Receiver; nor will anything contained herein or any act of the Secured Party or any Receiver render the Secured Party or any Receiver a mortgagee in possession or render them liable to account as a mortgagee in possession or for any loss on realization; nor will the Secured Party or any Receiver by accountable for the proceeds of any disposition until the monies therefor are actually received; nor will the Secured Party or any Receiver be bound to do, observe, perform, or to see to the observance or performance by the Debtor of, any obligation of the Debtor; nor will the Secured Party or any Receiver be obligated to keep Charged Property identifiable; nor will the Secured Party or any Receiver be obligated to take necessary or other steps to preserve rights against other Persons with respect to Securities, Instruments or Chattel Paper included in the Charged Property.

6.12 Statutory Waiver. To the fullest extent permitted by law the Debtor waives all of the rights, benefits and protections given by the provisions of any existing or future statutes which impose any greater obligations upon the Secured Party than those provided for herein or which impose limitations upon the rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statutes.

6.13 No Obligation to Advance. None of the preparation, execution, perfection or registration of this Agreement nor the making of any Advance will bind the Secured Party to advance, continue, extend time for payment of, or accept anything which constitutes or would constitute a Secured Obligation, all of which will remain in the discretion of the Secured Party.

6.14 Power of Attorney. The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, as the attorney of the Debtor, with full power of substitution, to execute and deliver under seal or otherwise in the name of the Debtor all documents, and generally to use the name of the Debtor and to do all things, as may be necessary or incidental to the exercise of any of the rights, remedies or powers conferred on the Secured Party or the Receiver, as the case may be, pursuant hereto or otherwise.

6.15 Waiver. The Secured Party may from time to time waive in whole or in part any right, remedy, breach or default under any provision of this Agreement, but any such waiver on any particular occasion will not be deemed to be a waiver of any such right, remedy, breach or default thereafter or of any other right, remedy, breach or default. No waiver will be effective unless in writing and executed by the Secured Party and, without limitation, no failure to exercise or delay in exercising any right or remedy of the Secured Party will operate as a waiver of such right or remedy.

6.16 Additional Security. The Charges created hereby are in addition to and not in substitution for any other Charges now or hereafter held by the Secured Party.

6.17 Rights Cumulative. No right, remedy or power of the Secured Party or any Receiver is intended to be exclusive, and each will be in addition to every other right, remedy and power now or hereafter existing whether or not contained herein.

6.18 Order of Realization. The Secured Party may realize upon the Charges created hereby and any other present or future Charges in such order as it may consider appropriate, and any such realization will not prevent realization on any other Charges.

7.        OTHER AGREEMENTS

7.1 Amalgamation. Without limiting the prohibition contained herein against the Debtor amalgamating without the Secured Party's consent, if the Debtor amalgamates with any other corporations the Charges created hereby will extend to Charged Property of each of the amalgamating corporations at the time of the amalgamation and to Charged Property thereafter owned or acquired by the amalgamated corporation, and the Secured Obligations will include all Secured Obligations of the amalgamated corporation.

7.2 Secured Obligations Absolute. The obligation of the Debtor to pay, observe, perform and satisfy the Secured Obligations is absolute and unconditional and will not be affected by any circumstance, including any set-off, claim, counterclaim, defence or other right which the Debtor now or hereafter has against the Secured Party or anyone else for any reason whatsoever.

7.3 Amendment. This Agreement may only be amended by a document executed by the party against whom enforcement of the amendment is sought.

7.4 Communication. No notice, consent or other communication in connection herewith (including legal process) will be effective unless it is in writing and is executed by the party giving the same or the party's authorized agent. Any such communication may be validly given by delivery, mail or fax to the address for the intended party set out on the first page hereof, or a corresponding fax number, or such other address or fax number as the intended party may have given notice of. Any such communication given by mail will be deemed to have been given on the earlier of the date of actual receipt or, except when postal services are not functioning, the expiry of five days after the date of mailing.

7.5 Assignment. The Debtor will not assign this Agreement or any of its rights or benefits hereunder.

7.6 Copies of Agreement and Financing Statements. The Debtor acknowledges receipt of a copy of this Agreement and waives the right to receive a copy of all present and future Financing Statements and Financing Change Statements filed in connection with the Charges created hereby and all related Verification Statements.

8.        INTERPRETATION

8.1 Governing Law and Attornment. This Agreement will be governed by the laws in effect in British Columbia. The Debtor irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of British Columbia with respect to all matters arising in connection with this Agreement and the Secured Obligations.

8.2 Successors. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, personal representatives, successors and permitted assigns.

8.3 Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the remaining provisions or the remainder of the impugned provision.

8.4 Number and Gender. Unless the context otherwise requires, words importing the singular will include the plural and vice versa, and words importing gender will include all genders.

8.5 Headings. Headings have been inserted for convenience of reference only and are not to affect interpretation.

8.6 Entire Agreement; Conflicting Terms. The Secured Party has not made any representation or agreement or undertaken any obligation in connection with the subject matter of this Agreement other than as specifically set out herein and in any other document executed by the Secured Party. If and to the extent the terms of this Agreement conflict with the terms of any document executed by the Secured Party, the terms of that document will prevail.

          In witness whereof the Debtor has executed this Agreement under seal at Los Angeles, California.


     Execution Date: May 7, 1998



                                                    MORROW WESTBEACH CANADA ULC

                                                                          (SEAL)
                                                    By: /s/ David Calapp
                                                    ----------------------------
                                                    Authorized Signatory


THIS IS PAGE 14 OF A SECURITY AGREEMENT EXECUTED IN FAVOUR OF FOOTHILL CAPITAL CORPORATION

SCHEDULE A to the Security Agreement dated for reference May 7, 1998 executed by Morrow Westbeach Canada ULC in favour of Foothill Capital Corporation

                                 DEFINED TERMS
                                 -------------

"this Agreement", "hereby", "herein", "hereof", "hereto" and "hereunder" refer to the whole of this Agreement, including the attachments, all as amended from time to time, and not to any subdivision hereof.

"Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording, evidencing or relating to Charged Property or the Debtor to which the Debtor (or any Person on the Debtor's behalf) has a right of access.

"Charge" means any Security Interest, mortgage, charge (fixed or floating), pledge, hypothec, lien (statutory or otherwise), assignment, lease, conditional sale or other title retention agreement, trust or other encumbrance of any nature however arising.

"Charged Property" means all property, assets, undertaking and interests now or hereafter subject to the Charges created hereby, and any reference to "Charged Property" will unless otherwise provided be deemed to refer to the Charged Property as a whole or any parts thereof.

"Consent-Requiring Asset" has the meaning given to it in paragraph 3.2.

"Debtor" includes the heirs, personal representatives, successors and permitted assigns of the Debtor, as the case may be, whether immediate or derivative.

"Event of Default" means any event referred to in paragraph 5.1 as constituting an Event of Default.

"including" means including without limitation.

"Mobile Goods" means Goods that are of a type that are normally used in more than one jurisdiction and that are Equipment or are Inventory leased or held for lease by the Debtor to others.

"Permitted Charges" has the meaning given to it in paragraph 4.5.

"Person" means any individual, proprietorship, firm or artificial body, including any corporation, government or instrumentality.

"Personal Property" includes Fixtures.

"PPSA" means the Personal Property Security Act (British Columbia) and the regulations made thereunder.

"Receivables" means all debts, claims, demands and choses in action now or hereafter due or owing to or owned by the Debtor wherever situate and all interests therein of every nature and kind.

"Receiver" means a receiver, receiver-manager or receiver and manager of the Debtor or Charged Property, whether appointed by the Secured Party or a court upon the application of the Secured Party.

"Secured Obligations" has the meaning given to it in section 2.

"Secured Party" includes any successors or assigns of the Secured Party, whether immediate or derivative.

SCHEDULE B to the Security Agreement dated for reference May 7, 1998 executed by Morrow Westbeach Canada ULC in favour of Foothill Capital Corporation


                           OTHER ITEMS TO BE SET OUT

                             Serial Numbered Goods
                             ----------------------

                Make (or Manufacturer)        Serial Number
Type                  and Model          (or Man. Home Reg. No.)
----            ----------------------   -----------------------
                                                   NIL



                       Fixtures and Related Real Property
                       ----------------------------------

The following Fixtures now or hereafter affixed or attached to the real property located at 1766 West 4th Avenue, Vancouver, British Columbia, 1328 Marine Drive S.E., Vancouver, British Columbia and 119 - 4350 Lorimer Road, Whistler, British
Columbia:

     (a)  all carpets and other floor coverings;

     (b) all doors and windows and window coverings and related Fixtures, including awnings, shutters, shades, screens, drapes, blinds and valances;

     (c) all appliances, including refrigerators, ranges, dishwashers, garbage disposal units and stoves;

     (d) all heating, cooling, plumbing, gas, water, air-conditioning, air-filtering, ventilating, conveyancing, electrical, lighting, communications, security, vacuum, sprinkler, fire-fighting, waste removal, cooking and refrigeration devices, systems and equipment, including furnaces, water heaters, hot water tanks, oil and gas burners, electric fixtures, escalators, elevators, boilers, pressure vessels, stokers, blowers, tanks, gas pipes, radiators, aerials, television antennae, and satellite dishes;

     (e) all cabinets, cupboards, shelves, other storage devices, and built-in furniture; and

     (f) all fences, motors, wiring, fixed mirrors, suspended ceiling tiles, and computers.

                  Other Charges (including Title Reservations)
                  --------------------------------------------

Charges (including leases and conditional sales) registered against the Debtor in the British Columbia Personal Property Registry as of April 30, 1998.



                 Jurisdictions (Other Than B.C.) and Locations
                 ---------------------------------------------

                                  Nova Scotia

               1766 West 4th Avenue, Vancouver, British Columbia
              1328 Marine Drive S.E., Vancouver, British Columbia
             119 - 4350 Lorimer Road, Whistler, British Columbia:



                                  Other Names
                                  -----------

                                      NIL